SUPPLEMENT TO THE PROSPECTUS
OF
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
For the Allspring High Yield Municipal Bond Fund
Allspring Strategic Municipal Bond Fund
(each a “Fund”, together the “Funds”)

Effective October 1, 2026, in the section entitled “Account Information - Distributions”, the first paragraph is replaced with the following:

The Funds, except for High Yield Municipal Bond Fund and Strategic Municipal Bond Fund, declare distributions of any net investment income daily, and pay such distributions monthly. For High Yield Municipal Bond Fund and Strategic Municipal Bond Fund, each Fund generally declares distributions of any net investment income monthly, and pays such distributions monthly. The Funds generally make distributions of any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

May 21, 2026	SUP3364 05-26